TERMINATION AND EXPENSE SECURITY AGREEMENT

            This TERMINATION AND EXPENSE SECURITY AGREEMENT (this "Agreement"), dated as of October 9, 1995, among I.C.H. Corporation, a Delaware corporation (the "Pledgor"), Shinnecock Holdings Inc., a Delaware corporation (the "Secured Party"), and Texas Commerce Bank National Association, as collateral agent (the "Collateral Agent"). Unless otherwise defined herein, the terms defined in Chapters 8 and 9 of the Texas Business and Commerce Code (as in effect and amended from time to time, the "Texas Code") are used herein as defined in the Texas Code.

            1.    Collateral Accounts.

            (a)   The Pledgor hereby establishes with the Collateral Agent
(i) a collateral account, number 3855124229 (together with any replacement or substitute account, the "Expense Collateral Account"), into which the Pledgor shall deposit $4,000,000 in cash and (ii) a collateral account, number 3855124238 (together with any replacement or substitute account, the "Termination Collateral Account", and, together with the Expense Collateral Account, collectively referred to herein as the "Collateral Accounts"), into which the Pledgor shall deposit $10,000,000 in cash, each deposit to be held by the Collateral Agent as pledgee on behalf of the Secured Party. Contemporaneously herewith, the Pledgor has adopted the necessary resolutions and executed the necessary documentation to establish the Collateral Accounts in the manner contemplated herein.

            (b) The Collateral Agent is hereby irrevocably authorized and directed by the Pledgor and the Secured Party to invest and reinvest the funds from time to time held in the Collateral Accounts in securities that are direct obligations of the United States for the payment of which its full faith and credit is pledged (collectively, the "Investments") pursuant to the written instructions of the Secured Party. Before December 31, 1995, the Investments shall have a maturity of not more than thirteen weeks after their deposit in the Collateral Account. If this Agreement has not terminated on or prior to December 31, 1995, one-half of the Investments, measured by principal amount at the time of investment, shall have a maturity of not more than three months from the date of investment, and the other one-half of such Investments, measured by principal amount at the time of investment, shall have a maturity of not more than twelve months from the date of investment. Any income or gain on the Investments from time to time held in any Collateral Account shall be
























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promptly reinvested by the Collateral Agent as a part of such Collateral
Account and any net loss on any such Investments shall be charged against such Collateral Account.

            (c) All certificates or instruments constituting any part of the Collateral hereinafter defined shall be delivered to the Collateral Agent in form suitable for transfer by delivery.

            (d) The Collateral Accounts shall be maintained in the name of the Collateral Agent, as pledgee of the Collateral Accounts for the sole and absolute benefit of the Secured Party. The Collateral Agent shall retain exclusive control over the deposit to and withdrawal from the Collateral Accounts of any funds or securities, subject only to compliance with the terms of this Agreement. The parties hereto acknowledge and agree to the following:

            (1) that the Collateral Agent shall hold and maintain the Collateral (hereafter defined) and the Collateral Accounts as a "securities intermediary" (as such term is defined in Section 8.102 of the Texas Code);

            (2) that the Collateral Accounts constitute accounts to which the Investments will be credited and such accounts shall not be deemed to be demand, time, savings, passbook or like accounts; and

            (3) that the Collateral Agent shall only comply with "entitlement orders" (as such term is defined in Section 8.102 of the Texas Code) originated by Secured Party without further consent by Pledgor.

            2.    The Security Interests.

            (a) In order to secure (i) the full payment and performance when due of the obligation (the "Expense Reimbursement Obligation") of the Pledgor under Section 9.2(c) of the Purchase Agreement, dated as of October 9, 1995, among the Pledgor, Facilities Management Installation, Inc., SWL Holding Corporation, Care Financial Corporation, the Secured Party and Shinnecock Services Corp. (the "Purchase Agreement") and (ii) the performance by the Pledgor of its obligations hereunder, the Pledgor hereby grants, assigns, transfers and sets over to the Collateral Agent, for the benefit of the Secured Party, a continuing security interest (the "Expense Security Interest") in and lien on all of the following property of the Pledgor, whether now owned or hereafter acquired or arising and regardless of where located (collectively, the "Expense Collateral"):












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            (1)   the Expense Collateral Account and all certificates,
      instruments, documents and other writings from time to time representing or evidencing the Expense Collateral Account;

            (2) the balance of cash from time to time contained in the Expense Collateral Account credited thereto and payable thereon, together with all Investments, instruments, certificates, security entitlements or investment property from time to time contained in the Expense Collateral Account;

            (3) all Investments acquired or obtained by the Collateral Agent using funds from time to time held in the Expense Collateral Account, together with all instruments, certificates, security entitlements or investment property from time to time representing or evidencing such Investments; and

            (4) all general intangibles related to or arising from, and all proceeds of, any of the Collateral referenced in clauses (1) through (3) above, all reinvestments, renewals and substitutions of such Collateral and all interest and other income earned or accrued on or in respect of any such Collateral.

            (b) In order to secure (i) the full payment and performance when due of the obligation (the "Termination Fee Obligation") of the Pledgor under
Section 9.3(b) of the Purchase Agreement, and (ii) the performance by the Pledgor of its obligations hereunder, the Pledgor hereby grants, assigns, transfers and sets over to the Collateral Agent, for the benefit of the Secured Party, a continuing security interest (the "Termination Security Interest," and together with the Expense Security Interest, the "Security Interests") in and lien on all of the following property of the Pledgor, whether now owned or hereafter acquired or arising and regardless of where located (collectively, the "Termination Collateral" and, together with the Expense Collateral, the "Collateral"):

            (1) the Termination Collateral Account and all certificates and instruments, documents and other writings from time to time representing or evidencing the Termination Collateral Account;

            (2) the balance of cash from time to time contained in the Termination Collateral Account credited thereto or payable thereon, together with all Investments, instruments, certificates, security entitlements or investment property from time to time contained in the Termination Collateral Account;












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            (3)   all Investments acquired or obtained by the Collateral Agent using funds from time to time held in the Termination Collateral
      Account, together with all instruments, certificates, security entitlements or investment property from time to time representing or evidencing such Investments; and

            (4) all general intangibles related to or arising from, and all proceeds of, any of the Collateral referenced in clauses (1) through (3) above, all reinvestments, renewals and substitutions of such Collateral and all interest and other income earned or accrued on or in respect of any such Collateral.

            (c) The Security Interests are granted as security only and shall not subject the Collateral Agent to, or transfer or in any way affect or modify, any obligation or liability of the Pledgor with respect to any of the Collateral or any transaction in connection therewith.

            3. Representations and Warranties. The Pledgor represents and warrants as follows:

            (a) The Pledgor (i) is the sole legal and beneficial owner of the Collateral free and clear of any security interest, lien or other encumbrance including but not limited to those arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes (a "Lien"), except for the Security Interests created by this Agreement, and (ii) will own each item of Collateral hereafter acquired in addition to any then existing Collateral free and clear of all such Liens.

            (b) Each of the Security Interests is a valid and perfected first priority security interest in the Expense Collateral or the Termination Collateral, as the case may be (subject to no prior Lien) securing the performance of the Expense Reimbursement Obligations and the obligations set forth in Section 2(a)(ii), or the Termination Fee Obligations and the obligations set forth in Section 2(b)(ii), as the case may be. Except as contemplated by the Purchase Agreement, the Pledgor has not performed any acts which might prevent the Collateral Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Collateral Agent in any such enforcement.

            (c) Except for the approval of the Bankruptcy Court contemplated by the Purchase Agreement, no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required to be











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obtained or made by the Pledgor either (1) for the pledge by the Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (2) for the exercise by the Collateral Agent of any rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

            (d) Pledgor has established the Collateral Accounts with the Collateral Agent in the name of the Collateral Agent, and the Collateral and the Collateral Accounts are within the sole dominion and control of the Collateral Agent.

            4.    Further Assurances; Covenants.

            (a) The Pledgor shall, from time to time, at its expense, execute, deliver, file and record any instrument, document, agreement or other paper and take any other action, that the Collateral Agent or the Secured Party may reasonably request from time to time, or that the Pledgor shall become aware may be necessary or desirable, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Collateral Agent, for the benefit of the Secured Party, to obtain the full benefits of this Agreement, or to enable the Collateral Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. The Pledgor shall pay the costs of, or incidental to, any recording or filing of any instrument, document, agreement or other paper con-cerning the Collateral.

            (b) The Pledgor shall keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Collateral Agent or the Secured Party may reasonably require in order to reflect the Security Interests.

            (c) From time to time upon request by the Collateral Agent or the Secured Party the Pledgor shall, at its cost and expense, cause to be delivered to the Collateral Agent an opinion of counsel reasonably satisfactory to the Collateral Agent and the Secured Party as to such matters relating to the transactions contemplated hereby as the Collateral Agent or the Secured Party may reasonably request.

            5.    Distributions to the Secured Party.

            (a) Following receipt of a certificate substantially in the form of Exhibit A (the "Expense Certificate") of the Secured Party indicating that the Pledgor has failed to pay when due the Expense Reimbursement Obligation to the Secured











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Party, the Collateral Agent shall, without demand of performance or other demand, advertisement or notice of any kind to or upon the Pledgor or any other person (all rights to any such demand, advertisement or notice being hereby expressly waived by the Pledgor), take action in accordance with the Texas Code to realize upon the Expense Collateral or any part thereof sufficient to pay to the Secured Party the amount set forth in paragraph (2) of the Expense Certificate (the "Expense Amount") and make the payment pursuant to clause (c) below and subject to Section 8 hereof. In addition to the rights and remedies granted to the Collateral Agent under this Agreement, the Collateral Agent may exercise all rights of a secured party under the Texas Code as in effect in the State of Texas and under any other applicable law, as the same may from time to time be in effect, including, without limitation, the right to apply by way of offset the amounts then maintained in the Expense Collateral Account.

            (b) Following receipt of a certificate substantially in the form of Exhibit B of the Secured Party indicating that the Pledgor has failed to pay when due the Termination Fee Obligation to the Secured Party, the Collateral Agent shall, without demand of performance or other demand, advertisement or notice of any kind to or upon the Pledgor or any other person (all rights to any such demand, advertisement or notice being hereby expressly waived by the Pledgor), take action in accordance with the Texas Code to realize upon the Termination Collateral or any part thereof sufficient to pay the Secured Party $10 million, pursuant to clause (c) below and subject to
Section 8 hereof. In addition to the rights and remedies granted to the Collateral Agent under this Agreement, the Collateral Agent may exercise all rights of a secured party under the Texas Code as in effect in the State of Texas and under any other applicable law, as the same may from time to time be in effect, including, without limitation, the right to apply by way of offset the amounts then maintained in the Termination Collateral Account.

            (c) On the tenth calendar day after receipt of a certificate pursuant to clause (a) or (b) (or as soon thereafter as reasonably practicable), the Collateral Agent shall apply against (i) the Expense Reimbursement Obligation an amount equal to the Expense Amount or (ii) the Termination Fee Obligation an amount equal to $10 million, as the case may be, and disburse such amounts by wire transfer of immediately available funds, or as otherwise directed, to the Secured Party. Simultaneously with the delivery of a certificate pursuant to Section 5(a) or 5(b) hereof to the Collateral Agent, the Secured Party shall deliver a copy to the Pledgor.

            (d) The Collateral Accounts shall at all times be maintained with Collateral Agent, in the name of Collateral Agent, and shall be within the sole











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dominion and control of the Collateral Agent. Pledgor shall not have any right to the effect withdrawals or issue entitlement orders with respect to the Collateral Accounts.

            (e) All Investments, instruments, certificates, security entitlements or investment property representing or evidencing the Collateral Accounts or the Collateral shall be, or in the case of proceeds of, reinvestments, renewals or substitutions for, the Collateral Accounts, or in the case of Collateral hereafter acquired, immediately upon acquisition shall be, delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer or delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party and the Collateral Agent. The Collateral Agent shall have the right, at any time in its discretion without notice to the Pledgor, to transfer to or register in the name of the Collateral Agent or any of its nominees any or all of the Collateral. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing the Collateral in its possession for certificates or instruments of smaller or larger denominations.

            (f) To the extent any Investment (or any certificates, instruments or other investment property (if any) from time to time representing or evidencing such Investment) is at any time in the custody of a clearing corporation or a nominee subject to the control of a clearing corporation, then the Pledgor shall cause a pledge of such Investment to be effected hereunder by causing appropriate entries to be made on the books of the clearing corporation reducing the account of Pledgor or its financial intermediary and increasing the account of Collateral Agent or its financial intermediary.

            6. Agreements Pertaining to Collateral Agent. (a) Except for the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee of the Collateral Agent. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of the Collateral Agent or of any agent or bailee selected by the Collateral Agent in good faith.













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            (b)   The Collateral Agent takes no responsibility for any matter contained in the Purchase Agreement and referred to herein. The Collateral Agent shall have no liability or responsibility for the adequacy or sufficiency of the amounts in the Collateral Accounts for any purpose. It is the intention of the parties hereto that the Collateral Agent shall never be required to use, advance or risk its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder. The Collateral Agent shall have no liability to any person for any action or omission taken by it hereunder in the absence of gross negligence or willful misconduct.

            (c) The Collateral Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.

            (d) The Collateral Agent may consult at any time with counsel satisfactory to it (other than counsel to any party having any interest in the Collateral Accounts), may rely on and shall not incur any liability or responsibility in respect of any action taken, suffered or omitted by the Collateral Agent in good faith and in accordance with the opinion or the advice of such counsel, and, if not paid by any party as provided in Section 8 hereof, may pay any reasonable fees and costs incurred in connection therewith from any amounts in the Collateral Accounts.

            (e) The Collateral Agent shall be entitled to rely upon the genuineness and validity of all signatures of the Secured Party and the Pledgor and to rely and act or refrain from acting on the basis of any notice, instrument or other paper believed by the Collateral Agent to be genuine which is delivered in accordance with the provisions hereof.

            (f) This Agreement sets forth exclusively the duties of the Collateral Agent with respect to any and all matters pertinent hereto, and the Collateral Agent shall neither refer to nor be bound by, the provisions of any other agreement (including the Purchase Agreement), document or instrument, except any order or process of courts of law, and the Collateral Agent is hereby expressly authorized to comply with and obey any order, judgment or decree of any court directed to the Collateral Agent of which the Collateral Agent has notice.

            (g) The Secured Party and the Pledgor hereby jointly and severally indemnify the Collateral Agent for, and hold it harmless against any loss, liability or expense incurred without gross negligence or wilful misconduct on the part of the












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Collateral Agent and arising out of or in connection with the performance by the Collateral Agent of its duties under this Agreement, including the reasonable costs and expenses of defending itself against any claim or liability or in any lawsuit in connection with the exercise or performance of its duties hereunder. As between the Pledgor and the Secured Party only, one-half of such amount shall be borne by the Pledgor and the other one-half by the Secured Party. The Collateral Agent shall be entitled to deduct the amount of indemnification owed to it by any party from any amounts in Collateral Accounts.

            (h) The Pledgor shall pay or reimburse the Collateral Agent upon request for any transfer taxes or other taxes relating to the Collateral Accounts incurred in connection herewith and shall indemnify and hold harmless the Collateral Agent from any amounts that it is obligated to pay in the way of such taxes. The Collateral Agent shall be entitled to charge against the respective Collateral Accounts, and any interest and other income earned on the amounts in the Collateral Accounts owing to the Pledgor, any transfer taxes or other taxes incurred in connection therewith. Any payments from the Collateral Accounts shall be subject to applicable withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Collateral Agent with appropriate W-9 forms for tax identification number certification. The parties acknowledge and agree that the Pledgor shall be treated as owner of all earnings in respect of the Collateral Accounts for all U.S. federal, state, local and foreign tax purposes, and the Pledgor shall report such earnings in accordance with applicable law. To the extent required by applicable law, the Collateral Agent shall file annually or otherwise as required by applicable law all required tax information reports or forms (or other tax returns that may be required by applicable law) reporting such earnings as being for the Pledgor's tax account. It is understood that the Collateral Agent shall be responsible for tax reporting only with respect to earnings on investment of funds that are a part of the Collateral Accounts and is not responsible for any other reporting. This clause and clause (g) of this
Section 6 and Section 8 shall survive notwithstanding termination of this Agreement or the resignation of the Collateral Agent.

            (i) Any party hereto may from time to time, but not more frequently than on a monthly basis, request that the Collateral Agent render a detailed accounting, which will be distributed to all of the parties hereto, of the amounts held in the Collateral Accounts, which request will be complied with by the Collateral Agent within 30 days of such request.















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            (j)   Excluding the Security Interests and the rights of offset
accorded to Collateral Agent expressly set forth herein, Collateral Agent hereby waives, and agrees that Collateral Agent will not exercise or claim:
(i) any right of offset, banker's lien or other similar rights against the Collateral or the Collateral Accounts; or (ii) any other assignment, security interest or other interest in the Collateral or the Collateral Accounts. Collateral Agent further waives, and releases to Secured Party, any right or claim which Collateral Agent may have as a financial intermediary (as defined on the Texas Code) in any of the Collateral or the Collateral Accounts to secure the payments of any indebtedness, obligations or liabilities of Pledgor other than the obligations of Pledgor secured by this Agreement.

            7. Appointment as Attorney-in Fact. The Pledgor hereby irrevocably appoints the Collateral Agent as its true and lawful attorney-in-fact, with full power of substitution, in the name of the Pledgor, the Collateral Agent or otherwise, for the sole use and benefit of the Collateral Agent but at the Pledgor's expense, at any time and from time to time in the Collateral Agent's discretion to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement.

            8. Certain Expenses. In the event that the Pledgor fails to comply with the provisions of this Agreement or the Purchase Agreement, such that the value of the Collateral or the validity, perfection, rank or value of the Security Interests is thereby diminished or potentially diminished or put at risk, the Collateral Agent may, to the fullest extent permitted by applicable law, effect such compliance on behalf of the Pledgor and the Pledgor shall reimburse the Collateral Agent for the costs thereof on demand; and if the Pledgor fails to pay promptly any portion thereof when due, the Collateral Agent may, at its option, to the fullest extent permitted by applicable law, pay the same and charge the Collateral Accounts therefor, and the Pledgor agrees to replenish the Collateral Accounts therefor on demand. All expenses of protecting, storing, insuring, handling, maintaining and shipping the Collateral, and any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral, or in respect of the sale or other disposition thereof, shall be borne and paid by the Pledgor; and if the Pledgor fails to pay promptly any portion thereof when due, the Collateral Agent may, at its option, to the fullest extent permitted by applicable law, pay the same and charge the Collateral Accounts therefor, and the Pledgor agrees to replenish the Collateral Accounts therefor on demand. All sums so paid or incurred by the Collateral Agent for any of the foregoing and any and all other sums for which the Pledgor may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred











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by the Collateral Agent in enforcing or protecting the Security Interests or any of its rights or remedies under this Agreement, shall, together with interest thereon until paid at the higher of (a) the Federal Funds Rate, as published by the Federal Reserve Bank of New York plus 0.5% and (b) the prime commercial lending rate of the Collateral Agent, as announced from time to time at its head office, be additional secured obligations hereunder and the Collateral Agent shall be entitled to set off against the Collateral Accounts for the full amount thereof.

            9.    Termination of Security Interests; Release of Collateral.

            (a) The Security Interest in the Expense Collateral shall terminate and all rights to such Collateral shall revert to the Pledgor (i) at the Closing of the Purchase Agreement, if any, or (ii) in the event the Purchase Agreement is terminated because of a material breach by Secured Party of its obligations under the Purchase Agreement. Upon receipt by the Collateral Agent of a certificate from the Secured Party substantially in the form of Exhibit C confirming that one of the conditions for the return of the Expense Collateral to the Pledgor set forth in Section 2.6.5 or Section 9.2(c) of the Purchase Agreement has been satisfied, the Expense Security Interest shall terminate and all rights to the Expense Collateral shall revert to the Pledgor, and as promptly as practicable thereafter the Collateral Agent shall close the Expense Collateral Account, and release the funds or return securities then held in the Expense Collateral Account to the Pledgor as soon as reasonably practicable, with any cash funds being delivered by wire transfer of immediately available funds to an account designated by the Pledgor by notice prior to the release of such funds.

            (b) The Security Interests in the Termination Collateral shall terminate and all rights to such Collateral shall revert to the Pledgor (i) at the Closing of the Purchase Agreement, (ii) in the event the Secured Party has failed to give notice to Pledgor after electing to close or terminating the Purchase Agreement, as contemplated by Section 9.2(c) of the Purchase Agreement, or (iii) in the event the period of the Pledgor's potential liability under Section 9.3(b) of the Purchase Agreement has expired. Upon receipt by the Collateral Agent of a certificate from the Secured Party substantially in the form of Exhibit D confirming that one of the conditions for the return of the Termination Collateral to the Pledgor set forth in
Section 2.6.5 or Section 9.3(c) of the Purchase Agreement has been satisfied or that the period of the Pledgor's potential liability under Section 9.3(b) of the Purchase Agreement has expired, the Termination Security Interest shall terminate and all rights to the Termination Collateral shall revert to the Pledgor, and as promptly as practicable thereafter the Collateral Agent shall close the Termination Collateral Account, and











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release the funds or return securities then held in the Termination Collateral
Account to the Pledgor as soon as reasonably practicable, with any cash funds being delivered by wire transfer of immediately available funds to an account designated by the Pledgor by notice prior to the release of such funds.

            (c) Upon any termination of the Security Interests in, or release of, the Expense Collateral or the Termination Collateral, the Collateral Agent will, at the expense of the Pledgor, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the termination of such Security Interests or the release of such Collateral, as the case may be.

            10. Notices. All notices, requests, demands and other com-munications required or permitted hereunder shall be deemed to be duly given when delivered by hand or two days after being mailed by certified or registered mail, return receipt requested, with postage prepaid, or when telecopied subject to confirmation of receipt:

            (a) If to the Collateral Agent, to:

                  Texas Commerce Bank National Association
                  2200 Ross Avenue, 5th Floor
                  Dallas, Texas 75201
                  Attention: Gary Jones
                  Telecopy: (214) 965-3577

            (b) If to the Pledgor, to:

                  I.C.H. Corporation
                  500 North Akard, 12th Floor
                  Dallas, Texas 75201
                  Attention: Daniel B. Gail, Executive Vice
                         President and General Counsel
                  Telecopy: (214) 954-7717





















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                  with a copy to:

                  Winstead Sechrest & Minick P.C.
                  5400 Renaissance Tower
                  1201 Elm Street
                  Dallas, Texas 75270
                  Attention: Edward A. Peterson, Esq.
                  Telecopy: (214) 745-5390

            (c)  If to the Secured Party to:

                  Shinnecock Holdings Inc.
                  c/o Shinnecock Group, L.L.C.
                  1999 Avenue of the Stars, 9th Floor
                  Los Angeles, California 90067
                  Attention: Alan C. Snyder
                  Telecopy: (310) 788-3379

                  with a copy to:

                  Debevoise & Plimpton
                  875 Third Avenue
                  New York, New York 10022
                  Attention: Stephen J. Friedman, Esq.
                  Telecopy: (212) 909-6836

Any person entitled to notice hereunder may designate another person or another address at which notices are to be sent by giving notice as provided herein.

            11. Resignation or Removal of Collateral Agent; Successor. (a) The Collateral Agent may resign as such following the giving of 30 days' prior written notice to the Pledgor and the Secured Party, and may be removed and replaced following the giving of 30 days' prior written notice to the Collateral Agent by the Pledgor and the Secured Party. In either event, the duties of the Collateral Agent shall terminate 30 days after the date of such notice (or at such earlier date as may be mutually agreeable) and the Collateral Agent shall then deliver the balance of the Collateral Amount in its possession and all books and records relating to the Collateral Amount to a successor Collateral Agent as shall be appointed by the Secured Party and the Pledgor as evidenced by a written notice filed with the Collateral Agent.















            (b) If for any reason any successor bank is unwilling to serve as successor Collateral Agent and if the other parties hereto are unable to agree upon a successor or have failed to appoint a successor prior to the expiration of 30 days following the date of the notice of resignation or removal, the then acting Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent (a bank or other entity licensed as a trust company by the State of Texas) or other appropriate relief and any such resulting appointment will bind all of the parties hereto.

            (c) Every successor appointed hereunder will execute, acknowledge and deliver to its predecessor and also to the Secured Party and the Pledgor, an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, will become fully vested with all the duties, responsibilities and obligations of its predecessor; but such predecessor will, nevertheless, on the written request of its successor or any of the parties hereto, execute and deliver an instrument or instruments transferring to such successor all the rights of such predecessor hereunder, and will duly assign, transfer and deliver all property, securities and monies held by it pursuant to this Agreement to its successor. Should any instrument be required by any successor for more fully vesting in such successor the duties, responsibilities and obligations hereby vested or intended to be vested in the predecessor, any and all such instruments in writing will, on the request of any of the other parties hereto, be executed, acknowledged and delivered by the predecessor.

            (d) In the event of an appointment of a successor, the predecessor shall cease to be custodian of any funds, securities or other assets and records it may hold pursuant to this Agreement, and the successor shall become such custodian.

            (e) Upon acknowledgment by any successor Collateral Agent of the receipt of the then remaining balance of the Collateral Accounts, the then acting Collateral Agent will be fully released and relieved of all duties, responsibilities and obligations under this Agreement.

            12. Compensation of Collateral Agent. The Collateral Agent shall be entitled to compensation for performing its duties hereunder in accordance with Exhibit E attached hereto and shall be further entitled to reimbursement of all reasonable expenses incurred by it in connection with this Agreement, including, without limitation, the expenses set forth in Section 8. Such compensation and expenses shall be borne by the Pledgor. Failing payment of any compensation and reimbursement of the Collateral Agent, the Collateral Agent shall be entitled to deduct such compensation












and reimbursement from any amounts in the Collateral Accounts. All bills for such compensation and expenses shall be mailed by the Collateral Agent to the Pledgor, with a copy to the Secured Party.

            13. Waivers, Non-Exclusive Remedies. No failure on the part of the Collateral Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent of any right under the Purchase Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Purchase Agreement are cumulative and are not exclusive of any other remedies provided by law.

            14. Assigns. This Agreement is for the benefit of the Collateral Agent and its successors and assigns, and the Secured Party and its permitted assigns under the Purchase Agreement, and in the event of an assignment of all or any of the obligations secured hereby, the rights hereunder, to the extent applicable to the obligations so assigned, may be transferred with such obligations. This Agreement shall be binding on the Pledgor and its successors and assigns.

            15. Changes in Writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Pledgor, the Collateral Agent and the Secured Party.

            16. GOVERNING LAW; JURISDICTION. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS, EXCEPT WITH RESPECT TO PERFECTION, PRIORITY AND ENFORCEMENT OF LIENS AND SECURITY INTERESTS IN THE COLLATERAL, WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS INCLUDING WITHOUT LIMITATION THE TEXAS CODE.

            (b) THE PARTIES SUBMIT TO THE JURISDICTION OF THE BANKRUPTCY COURT TO THE SAME EXTENT CONTEMPLATED BY THE PURCHASE AGREEMENT, INCLUDING WITHOUT LIMITATION SECTION 10.12 THEREOF. SUBJECT TO THE PRECEDING SENTENCE, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE,


















CITY AND COUNTY OF NEW YORK. SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND OF THE DOCUMENTS REFERRED TO IN THIS AGREEMENT, AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AND HEREBY WAIVES, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR THE INTERPRETATION OR ENFORCEMENT HEREOF OR OF ANY SUCH DOCUMENT, THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT THE VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH A NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO AND GRANTS ANY SUCH COURT JURIS-DICTION OVER THE PERSON OF SUCH PARTY AND OVER THE SUBJECT MATTER OF ANY SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 10 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

            (c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWL-EDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS

























AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 16.

            (d) Each party hereto agrees that the Collateral Agent is not a necessary party to any controversy between the Pledgor and the Secured Party pertaining to the subject matter of this Agreement.

            17. Severability. If any provision hereof is invalid or unen-forceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent for the benefit of the Secured Party in order to carry out the intentions of the parties hereto as nearly as may be possible; and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

            18. Term and Termination. This Agreement shall begin on the date hereof and shall continue through the close of business on the date upon which the Security Interests in the Expense Collateral and the Termination Collateral shall terminate in accordance with Section 9 hereof. Within two (2) business days following the termination of this Agreement, the Collateral Agent shall release all amounts then remaining in the Collateral Accounts to the Pledgor.

            19. Counterparts. This Agreement may be executed in one or more counterparts, which together shall constitute but one instrument. It shall not be necessary for each party to sign each counterpart so long as each party has signed at least one counterpart.




























            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    I.C.H. CORPORATION


                                    By:    /s/Glenn H. Gettier, Jr.
                                           ------------------------
                                    Name:  Glenn H. Gettier, Jr.
                                    Title: Chairman and Chief
                                           Executive Officer

                                    SHINNECOCK HOLDINGS INC.


                                    By:    /s/Alan C. Snyder
                                           -----------------------
                                    Name:  Alan C. Snyder
                                    Title: Chairman, President and
                                           Chief Executive Officer

                                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION as Collateral Agent


                                    By:    /s/Gary Jones
                                           -----------------------
                                    Name:  Gary Jones
                                    Title: Vice President






































                                                                EXHIBIT A
                                                                   to
                                                            Security Agreement

                           SHINNECOCK HOLDINGS INC.

                         Certificate for Payment from
                          Expense Collateral Account

            The undersigned, a duly authorized senior officer of Shinnecock Holdings Inc., a Delaware corporation (the "Secured Party"), hereby certifies to Texas Commerce Bank National Association, as Collateral Agent (the "Collateral Agent"), with reference to the Termination and Expense Security Agreement (the "Security Agreement"), dated as of October ___, 1995, among I.C.H. Corporation, as Pledgor, the Secured Party and the Collateral Agent, as follows (capitalized terms used herein without definition having the respective meanings specified in the Security Agreement):

            (1) The Purchase Agreement terminated effective [fill in date] pursuant to Section 10.1__ [fill in subsection] of the Purchase Agreement other than by reason of a material breach by the undersigned.

            (2) The amount required to be paid to the Secured Party pursuant to Section 9.2(c) of the Purchase Agreement hereof is $_______, which amount has not been paid when due.


Dated:  ______________              SHINNECOCK HOLDINGS INC.


                                    By _____________________________
                                       Name:
                                       Title:

cc:   I.C.H. Corporation
      500 North Akard, 12th Floor
      Dallas, Texas 75201
      Attention:








                                                               EXHIBIT B
                                                                   to
                                                           Security Agreement

                           SHINNECOCK HOLDINGS INC.

                         Certificate for Payment from
                        Termination Collateral Account

            The undersigned, a duly authorized senior officer of Shinnecock Holdings Inc., a Delaware corporation (the "Secured Party"), hereby certifies to Texas Commerce Bank National Association, as Collateral Agent (the "Collateral Agent"), with reference to the Termination and Expense Security Agreement (the "Security Agreement"), dated as of October ___, 1995, among I.C.H. Corporation, as Pledgor, the Secured Party and the Collateral Agent, as follows (capitalized terms used herein without definition having the respective meanings specified in the Security Agreement):

            (1) This notice is delivered pursuant to Section 9.3(b) of the Purchase Agreement.

            (2) The condition set forth in Section 9.3(b) of the Purchase Agreement for the Secured Party to receive $10 million has been satisfied, and such amount has not been paid when due.



Dated:_________________             SHINNECOCK HOLDINGS INC.


                                    By _____________________________
                                       Name:
                                       Title:
cc:   I.C.H. Corporation
      500 North Akard, 12th Floor
      Dallas, Texas 75201
      Attention:








                                                               EXHIBIT C
                                                                   to
                                                           Security Agreement

                           SHINNECOCK HOLDINGS INC.

                         Certificate for Release from
                      Funds in Expense Collateral Account

            The undersigned, a duly authorized officer of Shinnecock Holdings Inc., a Delaware corporation (the "Secured Party"), hereby certifies to Texas Commerce Bank National Association, as Collateral Agent (the "Collateral Agent"), with reference to the Termination and Expense Security Agreement (the "Security Agreement"), dated as of October ___, 1995, among I.C.H. Corporation, as Pledgor, the Secured Party and the Collateral Agent, as follows (capitalized terms used herein without definition having the respective meanings specified in the Security Agreement):

            (1) A condition set forth in Section 2.6.5 or Section 9.2(c) of the Purchase Agreement for the release of all funds or securities in the Expense Collateral Account to the Pledgor has been satisfied.

            (2) Pursuant to Section 9(a) of the Security Agreement, all funds and securities in the Expense Collateral Account shall be transferred to the Pledgor at [fill in delivery instructions].


Dated:__________________            SHINNECOCK HOLDINGS INC.


                                    By _____________________________
                                       Name:
                                       Title:

cc:   I.C.H. Corporation
      500 North Akard, 12th Floor
      Dallas, Texas 75201
      Attention:








                                                               EXHIBIT D
                                                                   to
                                                           Security Agreement

                           SHINNECOCK HOLDINGS INC.

                          Certificate for Release of
                    Funds in Termination Collateral Account

            The undersigned, a duly authorized officer of Shinnecock Holdings Inc., a Delaware corporation (the "Secured Party"), hereby certifies to Texas Commerce Bank National Association, as Collateral Agent (the "Collateral Agent"), with reference to the Termination and Expense Security Agreement (the "Security Agreement"), dated as of _______, 1995, among I.C.H. Corporation, as Pledgor, the Secured Party and the Collateral Agent, as follows (capitalized terms used herein without definition having the respective meanings specified in the Security Agreement):

            (1)   A condition set forth in Section 2.6.5, Section 9.3(b) or
      Section 9.3(c) of the Purchase Agreement for the release of all funds and securities in the Termination Collateral Account to the Pledgor has been satisfied.

            (2) Pursuant to Section 9(b) of the Security Agreement, all funds and securities in the Termination Collateral Account shall be transferred to the Pledgor at [fill in delivery instructions].


Dated:__________________            SHINNECOCK HOLDINGS INC.


                                    By _____________________________
                                       Name:
                                       Title:

cc:   I.C.H. Corporation
      500 North Akard, 12th Floor
      Dallas, Texas 75201
      Attention: